Exhbit 99.1

        CERTIFICATION BY CHIEF EXECUTIVE AND PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ambient Corporation (the "Company") on Form 10-Q for the quarter ended September 30, 2002 (the "Report") filed with the Securities and Exchange Commission, I, John J. Joyce, Chief Executive Officer (and Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2002                     /s/ John J. Joyce
                                      ---------------------------------
                                      John J. Joyce
                                      Chief Executive Officer
                                      (and Principal Financial Officer)